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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 3, 1997


                            FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


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
             DELAWARE                                 0-27082                           52-1579474
   (State or Other Jurisdiction                     (Commission                      (I.R.S. Employer
         of Incorporation)                         File Number)                     Identification No.)
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                        3810 CONCORDE PARKWAY, SUITE 100
                           CHANTILLY, VIRGINIA  20151
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (703) 803-3260
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On September 3, 1997, Fuisz Technologies Ltd. (the "Company") announced that it had completed, effective September 1, 1997, the acquisition of all of the issued ordinary share capital of Clonmel Healthcare Ltd., the leading private manufacturer of pharmaceutical products in the Republic of Ireland. Terms of the acquisition were previously filed by the Company on a current report on Form 8-K dated July 29, 1997.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)      Financial Statements of Businesses Acquired.

                     The financial statements of Clonmel Healthcare Ltd.
            required to be filed under Rule 3-05 of Regulation S-X will be filed as an amendment to this form as soon as practicable, but not later than November 14, 1997.

            (b)      Proforma Financial Information.

                     The proforma financial statements required to be
            filed under Article II of Regulation S-X will be filed as an amendment to this form as soon as practicable, but not later than November 14, 1997.

            (c)      Exhibit.

                     99.1    Press Release dated September 3, 1997.

                     99.2    Press Release dated July 29, 1997.


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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FUISZ TECHNOLOGIES LTD.


Dated:  September 16, 1997                 By: /s/ PATRICK D. SCRIVENS
        ------------------                     ---------------------------------
                                               Patrick D. Scrivens
                                               Executive Vice President and
                                               Chief Financial Officer





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                                  EXHIBIT LIST

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Exhibit No.         Description                                                       Sequentially
                                                                                      Numbered Page
99.1                Press Release dated September 3, 1997
99.2                Press Release dated July 29, 1997.
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